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                             THE VANTAGEPOINT FUNDS
                            VANTAGEPOINT GROWTH FUND

                         SUPPLEMENT DATED AUGUST 1, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

ATLANTA CAPITAL MANAGEMENT COMPANY, LLC APPOINTED AS SUB-ADVISOR

The Board of Directors (the "Directors") of The Vantagepoint Funds - Growth Fund (the "Fund"), including a majority of the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 ("Independent Directors"), appointed Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), to replace William Blair & Co. ("Blair") as a Sub-Adviser to the Fund. Blair had served as Sub-Adviser to the Fund since the Fund's inception. Atlanta Capital was approved as a Sub-Adviser, at a meeting of the Directors held on March 10, 2000, and its appointment was effective on May 8, 2000. The appointment and termination do not require Shareholder approval. This procedure for adding and replacing Sub-Advisers was approved by the Fund's Shareholders on March 22, 2000, and was authorized by an exemptive order issued to the Fund by the Securities and Exchange Commission on May 8, 2000.

The terms of the Sub-Advisory Agreement between Vantagepoint Investment Advisers ("VIA") and Atlanta Capital (the "Agreement") are substantially identical to the terms of the Previous Sub-Advisory Agreement between Blair and VIA, except for the rate of the fee payable by the Fund to Atlanta Capital for sub-advisory services. Under the Atlanta Capital Sub-Advisory Agreement, Atlanta Capital makes investment decisions for the assets of the Fund allocated to Atlanta Capital, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Atlanta Capital is independent of VIA and will discharge its responsibilities subject to the supervision of VIA and the Directors, and in a manner consistent with the Fund's investment objectives, policies and limitations. The Agreement will remain in effect until May 8, 2001 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Independent Directors.

In evaluating Atlanta Capital, the Directors received written and oral information from VIA and Atlanta Capital. VIA recommended the selection of Atlanta Capital and participated in the search process that led to its recommendation. The search process included on-site interviews of Atlanta Capital's key personnel by a search team composed of VIA representatives and representatives of an independent consulting firm engaged to assist with the search. The Directors considered information about portfolio managers, investment philosophy, strategies and process, as well as Atlanta Capital's performance track record, among other factors. In appointing Atlanta Capital, the Directors carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by Atlanta Capital; (2) the distinct investment process of Atlanta Capital; (3) the history, reputation, qualification and background of Atlanta Capital's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Directors also reviewed the fees to be paid to Atlanta Capital, including any benefits to be received by Atlanta Capital or its affiliates in connection with soft dollar arrangements.

SUB-ADVISORY FEES

In return for providing sub-advisory services to the Fund, Atlanta Capital will receive a quarterly fee based on the average daily net assets of the portion of the Fund managed by Atlanta Capital at the following annual rate:

First $100 million         0.45%
Next  $200 million         0.35%
Next  $200 million         0.30%
Over  $500 million         0.25%



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As a result, the Fund would pay a fee of .38% to Atlanta Capital, based on the assets under management on the effective date of the Agreement.

In return for providing sub-advisory services to the Fund, Blair received a quarterly fee based on the average daily net assets of the portion of the Fund managed by Blair at the following annual rate:

First $150 million         0.50%
Next  $150 million         0.45%
Over  $300 million         0.40%


For the fiscal year ended December 31, 1999, the aggregate fee paid by the Fund to Blair for investment advisory services was $1,231,495.10. If its fee had been in effect, Atlanta Capital would have received $1,200,653.86, which equals a 2.5% decrease in the fee that Blair received under the Previous Sub-Advisory Agreement.

In connection with the end appointment of Atlanta Capital, the "Sub-Advisers" Section on page 16 of the Prospectus is amended by removing the description of Blair and inserting the following disclosure relating to Atlanta Capital:

ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C.

Atlanta Capital Management Company, L.L.C. ("Atlanta Capital"), acts as a Sub-Adviser for a portion of the assets of the Growth Fund. Atlanta Capital currently has approximately $6 billion in assets under management. The principal business address of Atlanta Capital and of its principal executives is 1360 Peachtree Street, Atlanta, Georgia.

Dan Boone, III, Senior Partner and Portfolio Manager, heads an investment team at Atlanta Capital that serves as portfolio manager for the portion of the Fund's assets managed by Atlanta Capital. He has served in various investment management capacities with Atlanta Capital for the past 24 years. Atlanta Capital was founded in 1969 and is 100% employee owned by eight people.

Listed below are the names and principal occupations of the principal executive personnel of Atlanta Capital.


NAME                                                 TITLE
-------------------------------------------------------------------------------------------------------------------
Dan Boone, III                                       Senior Partner
-------------------------------------------------------------------------------------------------------------------

Bill Hackney                                         Managing Partner
-------------------------------------------------------------------------------------------------------------------

Dallas Lundy                                         Partner
-------------------------------------------------------------------------------------------------------------------

Marilyn R. Irvin                                     Principal and Senior Vice President
-------------------------------------------------------------------------------------------------------------------

Christopher Reynolds                                 Principal and Vice President
-------------------------------------------------------------------------------------------------------------------

FIDELITY MANAGEMENT TRUST COMPANY FEE INCREASE

At the Meeting, the Directors, including the Independent Directors, authorized an increase in the fee paid by the Fund to Fidelity Management Trust Company ("Fidelity") for its services as Sub-Advisor to the Growth Fund. The quarterly fee, which is based on the average daily net assets of the portion of the Fund managed by Fidelity, will change as follows:

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


          Annual Rate Prior to Increase               Annual Rate After Increase
          0.45% on all assets                         0.80% $25 million
                                                      0.60% over $25 million

As a result, the Fund would pay a fee of .61% to Fidelity, based on the assets under management on the effective date of the increase. The Directors actions resulted in the agreed-upon fee payable to Fidelity being charged prior to the time it was otherwise scheduled to come into effect.

AGGREGATE FEES PAID BY THE GROWTH FUND

The aggregate fee the Fund would pay as a result of the appointment of Atlanta Capital and the increase in Fidelity's fee is .38% based on assets as of June 30, 2000.

The Prospectus is hereby amended to reflect these changes.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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